Exhibit 10.1


                          FIRST AMENDMENT TO THE TRUST
                         AGREEMENT FOR THE DEFERRAL PLAN
                          FOR SENIOR EXECUTIVE OFFICERS
                            OF TRIARC COMPANIES, INC.

     WHEREAS, Triarc Companies, Inc., a Delaware Corporation (the "Company"), has adopted the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., effective December 14, 2000 (the "Plan");

     WHEREAS, the Company and Wilmington Trust Company, a Delaware bank and trust company (the "Trustee"), entered into a Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., as of January 23, 2001 (the "Trust Agreement"), under the Plan in order to provide a source for the payment of benefits under the Plan to Nelson Peltz, a participant in the Plan;

     WHEREAS, Company has determined that it is desirable to amend the Trust Agreement to identify in the name of the Trust Agreement that the trust formed pursuant to the Trust Agreement is in respect of Nelson Peltz;

     WHEREAS, Section 12(a) of the Trust Agreement provides that the Trust Agreement may be amended by a written instrument executed by the Trustee and the Company; and

     WHEREAS, the Trustee and the Company each desire to amend the Trust Agreement as set forth below.

     NOW, THEREFORE, the Trustee and the Company hereby agree that the Trust Agreement shall be amended, effective as of April 6, 2001, as follows:

     1. The title of the Trust Agreement is hereby amended to read as follows:

        TRUST AGREEMENT FOR THE DEFERRAL PLAN FOR SENIOR EXECUTIVE OFFICERS OF TRIARC COMPANIES, INC. (PARTICIPANT NELSON PELTZ)

     2. The third WHEREAS clause of the Trust Agreement is hereby amended to read as follows:

     WHEREAS, Company wishes to establish a trust, which shall be known as the "Triarc Companies, Inc. Deferral Plan Trust (Participant Nelson Peltz)" (the "Trust"), and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's
"Insolvency,"  as  herein  defined,   until  paid  to  the  Participant  or  his
beneficiary(ies), as the case may be, in such manner and at such times as specified in the Plan;

          EXECUTED as of the 6th day of April, 2001.

                                                TRIARC COMPANIES, INC.



                                                By: /s/ Brian L. Schorr
                                                    ---------------------------
                                                    Brian L. Schorr
                                                    Executive Vice President


                                                WILMINGTON TRUST COMPANY



                                                By: /s/ Virginia E. Machamer
                                                    --------------------------
                                                    Virginia E. Machamer
                                                    Assistant Vice President